UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 9, 2007

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 9, 2007, with the required approvals of the Board of Directors (the “Board”) of Liquidity Services, Inc. (the “Company”) and the Board’s Compensation Committee, as applicable, the Company entered into an amendment to the executive employment agreement dated September 2, 2004, and as amended January 26, 2006 (the “Angrick Agreement”), with Chairman and Chief Executive Officer William P. Angrick, III (the “Angrick Amendment”), an amendment to the executive employment agreement dated September 2, 2004, and as amended January 25, 2006 (the “Mateus-Tique Agreement”), with President and Chief Operating Officer Jaime Mateus-Tique (the “Mateus-Tique Amendment”), and an amendment to the executive employment agreement dated November 11, 2005, and as amended January 26, 2006 (the “Williams Agreement”), with  Vice President, General Counsel and Corporate Secretary James E. Williams (the “Williams Amendment,” and together with the Angrick Amendment and the Mateus-Tique Amendment, the “Amendments”).  The Amendments are effective as of January 9, 2007 (the “Effective Date”).

The Angrick Amendment extends the term of the Angrick Agreement from December 31, 2006 to December 31, 2009.

The Mateus-Tique Amendment extends the term of the Mateus-Tique Agreement from December 31, 2006 to December 31, 2009.

The Williams Amendment increases the amounts Mr. Williams would be entitled to receive in the event of termination by the Company other than for good cause, disability or death, or upon termination of the Williams Agreement by Mr. Williams for good reason.  As of the Effective Date, the Williams Agreement provides that Mr. Williams is entitled to receive, in addition to his base salary through the termination date and all other unpaid amounts, a lump-sum severance package equal to six months of his base salary plus an amount equal to six months of the average annual bonus earned by him for the previous two fiscal years.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

10.1	Amendment to Executive Employment Agreement between the Company and William P. Angrick, III, dated January 9, 2007

10.2	Amendment to Executive Employment Agreement between the Company and Jaime Mateus-Tique, dated January 9, 2007

10.3	Amendment to Executive Employment Agreement between the Company and James E. Williams, dated January 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: January 16, 2007	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Secretary